EXHIBIT 10.40



                          COOPERATIVE COMPUTING HOLDING
                                  COMPANY, INC.

                             STOCK OPTION BONUS PLAN


1.   PURPOSE

     Cooperative Computing Holding Company, Inc., a Delaware corporation (herein, together with its successors, referred to as the "COMPANY"), by means of this Stock Option Bonus Plan (the "PLAN"), desires to provide its Employees a bonus upon exercise of their Options in connection with a Change of Control under the terms and conditions described herein. Certain definitions used herein are defined in SECTION 10 of this Plan.

     The amounts payable as described in SECTION 3 (the "BONUSES") are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

2.   ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "BOARD"). The Board shall have plenary authority to prescribe, amend, modify, and rescind rules and regulations relating to the Plan and make all determinations permitted or deemed necessary, appropriate, or advisable for the administration of the Plan, interpret any Plan provision, perform all other acts, exercise all other power, and establish any other procedures determined by the Board to be necessary, appropriate, or advisable in administering the Plan. Any act of the Board, including interpretations of the provisions of the Plan and determinations under the Plan, made in good faith, shall be final, conclusive and binding on all parties. The Board may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Board or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Board or such Person may have under the Plan; PROVIDED, HOWEVER, that any such delegation shall be in writing. The Board may employ attorneys, consultants, accountants, or other Persons and the Board, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan and all members and agents of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

3.   BONUS PAYMENT

    Subject to the other terms and conditions of the Plan, each Employee that exercises an Option (or, if applicable, receives cash or substitute options in lieu thereof) in connection with a Change of Control, will be entitled to receive within three business days following such Change of Control a payment in an amount equal to such Employee's pro rata share of the Available Bonus Amount, which shall be determined by dividing the total number of shares being issued (or deemed issued) on exercise of such Employee's Options in connection with such Change of Control by the aggregate number of shares for which all Employees' Options are exercisable in connection with such Change of Control. The Bonuses payable hereunder shall be made in cash or, at the discretion of the Board, in whole or in part in the form of the securities or non-cash consideration being paid in connection with such Change of Control and subject to the same terms and conditions generally applicable thereto. Any non-cash consideration to be paid as a Bonus shall be valued as its fair market value, as determined in good faith by the Board based upon the value ascribed to such consideration for the purposes of such Change of Control.

4.   ASSIGNMENT OR TRANSFER; TERMINATION OF EMPLOYMENT

     The right to receive a Bonus is personal to Employees of the Company who are employed as of the date of the Change of Control that results in the payment of such Bonus, and such right may not be transferred, assigned, pledged or hypothecated by any Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process. If an Employee's employment with the Company or any Related Entity is terminated for any reason prior to a Change of Control, all rights of such Employee under this Plan shall automatically terminate.

5.   WITHHOLDING TAXES

     Notwithstanding anything to the contrary contained herein, no payment of a Bonus shall be made to a Participant prior to such Participant authorizing the Company and/or any Related Entity by which the Participant is employed, on a form provided by the Company, to withhold from any cash compensation, including the Bonus, paid to the Participant or on the Participant's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company or the Related Entity by which the Participant is employed, and which otherwise has not been reimbursed by the Participant, in respect of the payment of a Bonus to such Participant.

6.   COSTS AND EXPENSES

     The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Participant.

7.   FUNDING OF PLAN

     The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Bonus under the Plan.

8.   OTHER INCENTIVE PLANS

     The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

9.   EFFECT ON EMPLOYMENT

     Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Employee, and
(ii) any Employee to remain in the employ of the Company or any Related Entity.

10.  DEFINITIONS

     In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

     "ADDITIONAL AMOUNTS" shall mean the aggregate Additional Amounts (as defined in the Company's Certificate of Incorporation) payable in respect of the Class A Common Stock.

     "AFFILIATE" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

     "AVAILABLE BONUS AMOUNT" shall mean the lesser of (a) the Additional Amounts multiplied by a fraction, the numerator of which is the total number of shares being issued (or deemed issued) on exercise of all Options in connection with a Change of Control, and the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the consummation of such Change of Control (without giving effect to the exercise of any Options in connection with such Change of Control) and (b) the amount obtained by multiplying the net proceeds from the Change of Control, as determined by the Board following the deduction of all amounts it deems necessary or appropriate (including, but not limited to, costs, fees, and expenses incurred in connection with such Change of Control; Federal, state, and local taxes paid or reasonably estimated to be payable as a result of the Change of Control; the payment of all amounts owing in respect of the Class A Common Stock (excluding the Additional Amounts payable in respect thereof); and all repayments of Company indebtedness in connection with such Change of Control) by a fraction, the numerator of which is the total number of shares of Common Stock being issued (or deemed issued) on exercise of all Participants' Options in connection with such Change of Control, and the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the consummation of the Change of Control (on a fully-diluted basis after giving effect to the exercise (or deemed exercise) of all Options in connection with such Change of Control).

     "BOARD" shall have the meaning set forth in SECTION 2 hereof.

     "BONUSES" shall have the meaning set forth in SECTION 3 hereof.

     "CHANGE OF CONTROL" shall mean the first to occur of the following events:
     (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons as determined pursuant to Section 13(d) of the Exchange Act and the regulations and interpretations thereunder (a "GROUP") other than one or more members of the HMC Group, or (ii) the acquisition by any Person or Group other than one or more members of the HMC Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

     "CLASS A COMMON STOCK" shall mean the Company's Class A Common Stock, par value $.000125 per share.

     "COMMON STOCK" shall mean the Company's Common Stock, par value $0.01 per share.

     "COMPANY" shall have the meaning set forth in SECTION 1 hereof.

     "EMPLOYEE" shall mean, unless otherwise determined by the Board, any employee of the Company or any Related Entity who is regularly employed on the date of the Change of Control.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "HMC GROUP" shall mean Hicks, Muse, Tate & Furst Incorporated, its Affiliates, and their respective employees, officers, partners and directors (and members of their respective families and trusts for the primary benefit of such family members).

     "IPO" shall mean a firm commitment underwritten public offering of Common Stock pursuant to a prospectus, registration statement or similar document under the Securities Act or equivalent laws of appropriate jurisdiction, where such shares of Common Stock are listed on at least one of the New York Stock Exchange, the American Stock Exchange or authorized to be quoted and/or traded on the NASDAQ Stock Market.

     "OPTION PLANS" shall mean, except as determined otherwise by the Board, the Company's 1998 Stock Option Plan, Amended and Restated Stock Option Plan for Key Employees, and 2001 Broad-Based Stock Option Plan.

     "OPTIONS" shall mean, except as determined otherwise by the Board, the stock options granted pursuant to the Company's Option Plans prior to the date of adoption of the Plan.

     "PARTICIPANT" shall mean an Employee that is entitled to receive a Bonus pursuant to SECTION 3.

     "PERSON" shall mean any person or entity of any nature whatsoever, specifically including an individual or a firm, company, corporation, partnership, trust, or other entity.

     "PLAN" shall have the meaning set forth in SECTION 1 hereof.

     "RELATED ENTITY" shall mean any direct or indirect subsidiary or parent corporation of the Company now existing or hereafter formed or acquired.

     "TERM" shall have the meaning set forth in SECTION 12 hereof.

11.  AMENDMENT; TERMINATION

     The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time without the consent or joinder of any Participant or other Person.

12.  EFFECTIVE DATE

     The Plan shall be effective as of May 1, 2001. The Plan shall automatically terminate on the earliest to occur of (i) the tenth anniversary of the date of adoption of the Plan, (ii) the consummation of an IPO, or (iii) the occurrence of a Change of Control and the payment of all amounts required to be paid pursuant to the plan, unless sooner terminated by the Board (the "TERM").